SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 1, 2009

I.D. SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15087	22-3270799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One University Plaza, Hackensack, New Jersey 07601
(Address of Principal Executive Offices)(Zip Code)

(201) 996-9000
Registrant’s Telephone Number

_______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

I.D. Systems, Inc. (the “Company”) entered into a Rights Agreement dated as of July 1, 2009 (as the same may be supplemented or amended from time to time, the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”).  On June 29, 2009, the Board of Directors of the Company authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of common stock, par value $0.01 per share (the “Common Stock”), of the Company outstanding as of the close of business on July 13, 2009 (the “Record Date”).  Each Right entitles the registered holder to purchase from the Company one one-thousandth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock (a “Preferred Stock Unit”), par value $1.00 per share (the “Series A Preferred Stock”), of the Company at a price of $19.47 (as the same may be adjusted, the “Purchase Price”) and upon the terms and conditions set forth in the Rights Agreement.  The description and terms of the Rights are set forth in more detail in the Rights Agreement.

Until the close of business on the earlier of (i) the tenth day after the first date of a public announcement that a person or group of affiliated or associated persons has become the Beneficial Owner (as defined in the Rights Agreement) of 15% or more of the shares of Common Stock then outstanding on or after July 1, 2009 (such person, an “Acquiring Person”) (other than any Exempted Entity (as defined in the Rights Agreement) or Grandfathered Stockholder (as defined in the Rights Agreement)) or (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person) after the date of the commencement by any person of, or the first public announcement of the intention of such person to commence, a tender or exchange offer the consummation of which would result in any person becoming the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding (including for purposes of both clause (i) and (ii), any such date that is after the date of the Rights Agreement and prior to the issuance of the Rights) (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced by the Common Stock certificates.

The Rights Agreement provides that, until the Distribution Date, (or earlier redemption or expiration of the Rights), the Rights will be transferable only in connection with the transfer of Common Stock.  Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificate for Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights (as defined in the Rights Agreement), will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate.  As soon as practicable after the Distribution Date, the Company will send or caused to be sent to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any person affiliated or associated with such Acquiring Person) a separate certificate substantially in the form of Exhibit B to the Rights Agreement (a “Right Certificate”), evidencing one Right for each share of Common Stock held by such record holder.  As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificate.

The Rights Agreement is effective as of July 1, 2009.  The Rights will be exercisable on the Distribution Date.  Thereafter, a registered holder of any Right Certificate may, subject to the terms of the Rights Agreement, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate to the Rights Agent, together with payment of the Purchase Price for each Preferred Stock Unit (or other securities, cash or assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the earliest to occur of (i) the close of business on the Sunset Date (defined below); (ii) the time at which the Rights are redeemed as provided in the Rights Agreement; or (iii) the time at which such Rights are exchanged as provided in the Rights Agreement.  Sunset Date is defined as July 1, 2012, unless the Board determines within 12 months prior to such date that July 1, 2012 shall not be the Sunset Date, then Sunset Date shall mean July 1, 2015, unless the Board determines within 12 months prior to such date that July 1, 2015 shall not be the Sunset Date, then Sunset Date shall mean July 1, 2018, unless the Board determines within 12 months prior to such date that July 1, 2018 shall not be the Sunset Date.  In the event the Board determines that July 1, 2012, July 1, 2015 and July 1, 2018 shall not be the Sunset Date, then “Sunset Date” will mean the close of business on the tenth anniversary of the Record Date.

The Purchase Price payable, and, in certain circumstances, the number of shares of Series A Preferred Stock (or other securities, cash or assets, as the case may be) issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred Stock; (ii) upon the grant to holders of the Series A Preferred Stock of certain rights, options or warrants to subscribe for or purchase Series A Preferred Stock or securities convertible into Series A Preferred Stock at a price per share of Series A Preferred Stock (or, if a security convertible into shares of Series A Preferred Stock, a conversion price per share) less than the then-current per share market price of the Series A Preferred Stock on such grant date; or (iii) upon the distribution to holders of the Series A Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Series A Preferred Stock) or subscription rights or warrants (other than those referred to in clause (ii) above).  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

The Rights are also subject to adjustment in the event the Company (i) declares or pays any dividend on the Common Stock payable in Common Stock or (ii) effects a subdivision, combination or consolidation of the Common Stock into a greater or lesser number of shares of Common Stock at any time after the date of the Rights Agreement and prior to the Distribution Date.

No fractional shares of Series A Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Series A Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and, in lieu thereof, the Company will pay to the holders of Right Certificates at the time such Rights are exercised for shares of Series A Preferred Stock an amount in cash based on the market value of a share of Series A Preferred Stock on the trading day immediately prior to the date of such exercise.

Until a Right is exercised or exchanged in accordance with the provisions of the Rights Agreement, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote for the election of directors or upon any matter submitted to stockholders of the Company or to receive dividends or subscription rights.

The shares of Series A Preferred Stock purchasable upon exercise of the Rights will not be redeemable.  Further, each share of Series A Preferred Stock will be entitled, when, as and if declared by the Board of Directors of the Company, to a minimum preferential quarterly dividend payment equal to the greater of (i) $1 per share or (b) 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount of all non-cash dividends declared on the Common Stock since the immediately preceding Dividend Payment Date (as defined in Exhibit A to the Rights Agreement).  Each share of Series A Preferred Stock will entitle its holder to 1,000 votes on all matters upon which the holders of the Common Stock are entitled to vote.  The Series A Preferred Stock will vote together with the Common Stock.  In the event of any liquidation, dissolution or winding up of the Company, the holders of the Series A Preferred Stock will be entitled to a minimum preferential liquidation payment of $1,000 per share (plus an amount equal to accrued and unpaid dividends), but will be entitled to receive an aggregate amount per share equal to 1,000 times the aggregate amount distributed per share to holders of Common Stock.  Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are converted into or exchanged for other stock, securities, cash or property, each share of Series A Preferred Stock will be similarly converted into or exchanged for an amount per share equal to 1,000 times the aggregate amount of stock, securities, cash or property, as the case may be, into which or for which each share of Common Stock was converted or exchanged.  These rights are protected by customary antidilution provisions.

Because of the nature of the Series A Preferred Stock's dividend, liquidation and voting rights, the value of a Preferred Stock Unit purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that, after a person or group of affiliated or associated persons becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold (each such event, a "Merger, Consolidation or Sale Event"), proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, which will have become void) will thereafter have the right to receive, upon the exercise thereof at the then-current Purchase Price, that number of shares of common stock of the person with whom the Company has engaged in the foregoing Merger, Consolidation or Sale Event (or its parent), which number of shares at the time of such transaction will have a market value of two times the Purchase Price.

Additionally, at any time after any person or group of affiliated or associated persons becomes an Acquiring Person and prior to the acquisition by such person or group of persons of 50% or more of the outstanding shares of Common Stock or the occurrence of a Merger, Consolidation or Sale Event, the Board of Directors of the Company may exchange the Rights (other than Rights that have not become effective or that have become void pursuant to the Rights Agreement), in whole or in part, at an exchange ratio of one share of Common Stock (or Preferred Stock Unit) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Rights Agreement.  The exchange of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, subject to certain limited exceptions set forth in the Rights Agreement, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the then-current Purchase Price, in lieu of shares of Series A Preferred Stock, that number of shares of Common Stock having a market value of two times the Purchase Price.

At any time prior to the time a person or group of affiliated or associated persons first becomes an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Rights Agreement (the "Redemption Price").  The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.  Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of the Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, the Company may in its sole and absolute discretion (except (i) as provided in the Rights Agreement and (ii) with respect to the Redemption Price) supplement or amend the Rights Agreement in any respect without the approval of any holders of Rights.  After the Rights are no longer redeemable, the Company may (except (i) as provided in the Rights Agreement and (ii) with respect to the Redemption Price) supplement or amend the Rights Agreement in any respect that does not adversely affect the interests of holders of the Rights (other than an Acquiring Person or an affiliate or associate of an Acquiring Person).

A copy of the Form of Certificate of Designation of Series A Junior Participating Preferred Stock of the Company is filed as Exhibit 3.3 to this Form 8-K and a copy of the Rights Agreement is filed as Exhibit 4.2 to this Form 8-K, and a copy of the press release relating to the adoption of the Rights Agreement is filed as Exhibit 99.1 to this Form 8-K.  The foregoing summary description of the Rights Agreement is qualified in its entirety by reference to the Rights Agreement filed as Exhibit 4.2 hereto.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company amended its Amended and Restated Certificate of Incorporation effective immediately upon its filing of the Certificate of Designation for the Series A Junior Participating Preferred Stock with the Secretary of State of the State of Delaware on July 7, 2009.  See “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K for a description of the rights and preferences of the Series A Junior Participating Preferred Stock.  A copy of the Form of Certificate of Designation is attached as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.3	Form of Certificate of Designation for the Series A Junior Participating Preferred Stock.

4.2
Rights Agreement, dated as of July 1, 2009, between I.D. Systems, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, which includes the Form of Certificate of Designation for the Series A Junior Participating Preferred Stock as Exhibit A, the Form of Right Certificate as Exhibit B and the Summary of Rights as Exhibit C.

99.1	Press Release dated July 2, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

I.D. SYSTEMS, INC.

	By:	/s/ Ned Mavrommatis
	Name:	Ned Mavrommatis
	Title:	Chief Financial Officer

Date: July 8, 2009